UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 30 2012

Date of Report (date of earliest event reported)

GBS ENTERPRISES INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-52223	27-375505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices) (Zip Code)

(404) 891-1711

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2012, GBS Enterprises Incorporated (the “Company”) entered into a note purchase and security agreement (the “Loan Agreement”) with Edward M. Giles (the “Lender”). Pursuant to the Loan Agreement, the Company issued a secured promissory note, dated November 30, 2012 (the “Note”), to the Lender in the aggregate principal amount of $500,000.00, bearing an annual interest rate of 20% and maturing on the earlier of the first anniversary date of the date of issuance or such other time as described in more detail in the Note, without any penalty for prepayment. To secure the obligations of the Company under the Note, the Company granted the Lender a first priority security interest in all of the Company’s right, title and interest in and to the shares of IDC Global, Inc. owned by the Company. The Note contains customary provisions upon an Event of Default, as more fully described in the full text of the document.

In connection with the execution of the Loan Agreement, on November 30, 2012, the Company issued the Lender a common stock purchase warrant (the “Warrant”), pursuant to which the Lender is entitled to purchase 250,000 shares of common stock at an exercise price of $0.20 until the third anniversary date of the date of issuance. The Warrant was issued in a private transaction between the Company and the Lender and was exempt from registration under the Securities and Exchange Act of 1933, as amended, pursuant to Section 4(2) thereof.

Each of the directors of the Company has approved each of the transaction agreements discussed above and the transactions contemplated thereby.

The foregoing descriptions of the Loan Agreement and the Note, Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the documents, which are filed as Exhibits 10.1 through 10.3 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation.

The descriptions of the Loan Agreement and the Note under Item 1.01 above are hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the Warrant under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01(d). Exhibits.

Exhibit No.	Description

10.1	Note Purchase and Security Agreement, dated November 30, 2012, by and between GBS Enterprises Incorporated and Edward M. Giles

10.2	Secured Promissory Note, dated November 30, 2012, by and between GBS Enterprises Incorporated and Edward M. Giles

10.3	Common Stock Purchase Warrant, issued November 30, 2012, by GBS Enterprises Incorporated to Edward M. Giles

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

Date: December 6, 2012	By:
Name: Gary MacDonald Title: Interim Chief Executive Officer (Principal Executive Officer)

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